Employee benefit plans - Net Periodic Benefit Cost of Defined Benefit Plans (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Employee benefit plans
Service cost	¥ 8,253	¥ 7,800	¥ 8,438
Interest cost	2,092	3,090	3,441
Expected return on plan assets	(6,064)	(5,732)	(4,971)
Amortization of net actuarial losses	1,456	2,127	2,767
Amortization of prior service cost	(1,148)	(1,148)	(1,149)
Net periodic benefit cost	¥ 4,589	¥ 6,137	¥ 8,526